DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC
Municipal Bond Portfolio for the six-month period ended February 28, 1998.
Your Fund produced a total return, including share price changes and dividend income generated, of 5.55%,* and an annualized tax-free distribution rate per share of 4.94%.**
The Economy
    The economy grew at a 3.8% rate in 1997, the strongest performance since
1988. So far, the slowdown anticipated from the Asian financial crisis last fall has not materialized. The trade deficit reached a nine-year high last year, a result of the strong U.S. economy rather than any reduction in exports. It is widely anticipated that the slowdown in economic activity in Asia will cause our trade deficit to widen further this year, which could act as a drag on economic growth. There could be positive effects from such a domestic slowdown since it might help control inflation if U.S. manufacturers are unable to raise prices in the face of declining demand for exports. Also, it might further stay the hand of the Federal Reserve Board (the "Fed") from raising interest rates since production cutbacks could cool the robust labor market and dampen potentially inflationary wage increases. It is worth noting that January 1998 marked the first month since October 1996 that industrial production failed to rise. While a one-month statistic is not a trend, it is a possible indication of a developing Asian effect on our economy.
    Inflation at the consumer level remained comfortably below 2% over the past 12 months. Producer price inflation was nonexistent over the same period, a continuation of the trend of falling wholesale prices that was established at the beginning of last year. Sharp gains in worker productivity have so far easily exceeded increases in wages and hours worked, thus negating the inflationary consequences of rising labor costs. However, we may be nearing an inflection point when productivity gains become outpaced by compensation demands, at which time unit labor costs begin to rise. The potential inflationary effects of increasing labor costs have been of particular concern to Fed Chairman Alan Greenspan. Meanwhile, growth in new jobs continued strong over the reporting period and the unemployment rate remained near its 25-year low.
    There are a few extremely preliminary indications that the economy may be cooling. Consumer borrowing slowed last year, increasing just 4.7%, compared to rises of 6.9% and 14.2% in 1996 and 1995. This could be a reaction of consumers burdened with heavy debt loads who had the financial ability to operate their personal budgets on a less leveraged basis. Furthermore, a reluctance to borrow may become a reluctance to spend, and that could slow the economy. Consumers play a key role in determining the course of economic activity since their spending accounts for two-thirds of national output. The modest growth of retail sales since mid-1997 suggests some retrenching on the part of consumers. Yet consumer confidence has remained high as measured by the University of Michigan's index of consumer sentiment. Benign inflation, plentiful jobs, and robust economic growth have been powerful forces contributing to consumer optimism.
    The expectation that the Asian economic and financial crisis will lessen our economic growth rate and, in consequence, further suppress inflation, has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the FOMC, the policy-making arm of the Fed) hiked the Federal Funds rate by one-quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Low interest rates (longer term interest rates have been in decline for almost a year) have provided a strong fundamental underpinning for interest-sensitive sectors of the economy such as housing. The housing market is an important component of the total economy and new housing starts have been vigorous, particularly over the second half of 1997.
    To tighten monetary policy, or not, seems to depend upon the degree to which the Asian slowdown carries over to the United States. In recent testimony to Congress, Fed Chairman Greenspan expressed concern that the economy appeared to be in a delicate balance between two strong forces:
potential inflation from a robust and mature domestic economy and potential recession from the Asian effect. We continue to monitor developments that could lead the Fed to change its current steady-as-you-go monetary policy.
Market Environment
    At the present time, long-term municipals appear to be undervalued when compared to comparable-term U. S. Treasury bonds. Both current and forward supply of municipal bonds are heavy, while demand has remained modest. If demand doesn't increase, municipal interest rates would have to rise more than taxable interest rates to entice additional buyers into the municipal market. This could encourage taxable fixed-income buyers to cross over into the municipal market and purchase bonds. If this occurs, municipals then would probably outperform the taxable fixed-income markets.
    Heavy new-issue volume in some high income tax states has easily exceeded local demand. This has allowed national municipal funds the opportunity to purchase specialty state issues at attractive levels. When the supply subsides, these issues would be expected to move up in price, as demand would eventually outstrip supply. Because the supply of new-issue bonds is rising, national funds have been able to take advantage of the current market conditions. We do not expect this imbalance to last for a long time.
The Portfolio
    The Fund has continued to implement specific investment strategies, which have enhanced its total return while maintaining a high level of current income. From September 1997 through early 1998, the Fund maintained a defensive posture due to a low interest rate environment. During this time, premium bonds were purchased which emphasize current income and have a better ability to protect the principal price of the Fund in a declining market.
Interest rates bottomed by the middle of January, and have risen through February. As interest rates rose, premium bonds performed extremely well. By late February, interest rates had risen to a point where the Fund reversed strategy and began to slowly purchase discounted bonds. This type of bond was selling at a substantial discount when compared to the rest of the municipal market and represented a good opportunity to enhance the performance of the Fund.
    The Fund's performance was strong over the last six-month period ended
February 28, 1998. The Fund's total return of 5.55% compares favorably with the Lipper General Municipal Debt Funds Category Average of 4.99% over the same time period. In this current environment, the Fund will continue to seek to enhance its performance by purchasing bonds which are currently out of favor and trading at a substantial discount when compared to the rest of the municipal market.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
March 18, 1998
New York, N.Y.
*  Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum
Tax (AMT) for certain shareholders.
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DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS                                                                    FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments-100.0%                                                               Amount          Value
                                                                                                 _____________  _____________
Alabama-3.6%
Alabama Private Colleges and Universities Facilities Authority, Revenue
    (Tuskegee University Project) 5.75%, 9/1/2026...........................                        $2,400,000  $   2,527,704
Alabama Water Pollution Control Authority, Revolving Fund Loan
    6.25%, 8/15/2014 (Insured; AMBAC).......................................                           750,000        795,878
Jefferson County, Sewer Revenue, Refunding 5.375%, 2/1/2027 (Insured; FGIC).                         2,200,000      2,236,564
California-6.8%
California Public Works Board, LR, Refunding (California Community College)
    5.625%, 3/1/2019 (Insured; AMBAC).......................................                         1,500,000      1,567,110
Los Angeles Harbor Department, Revenue 5.375%,11/1/2019 (Insured; MBIA).....                         4,000,000      4,033,640
Los Angeles, Wastewater System Revenue, Refunding 4.70%, 11/1/2017 (Insured; FGIC)                   1,960,000      1,867,880
Saddleback Valley, Unified School District Public Financing Authority,
Special Tax Revenue
    5.65%, 9/1/2017 (Insured; FSA)..........................................                         1,000,000      1,059,430
Walnut Valley, Unified School District 6.50%, 8/1/2019 (Insured; FGIC)......                         1,765,000      1,970,446
Colorado-2.9%
Colorado Springs, Utility Revenue 6.75%, 11/15/2021.........................                           500,000        548,165
Denver City and County, Airport Revenue:
    7%, 11/15/2025 (Prerefunded 11/15/2001) (a).............................                           180,000        198,040
    7%, 11/15/2025..........................................................                           820,000        882,976
    Refunding 5.50%, 11/15/2025 (Insured; MBIA).............................                         2,800,000      2,889,012
Florida-.8%
Florida, Department of Transportation (Right of Way Acquisition and Bridge)
    5.50%, 7/1/2021.........................................................                         1,000,000      1,030,120
Palm Beach County, Solid Waste IDR (Osceola Power Limited Partnership)
    6.85%, 1/1/2014 (b).....................................................                           200,000        154,000
Georgia-3.0%
Georgia Housing and Finance Authority, SFMR
    5.85%, 12/1/2028........................................................                         4,500,000      4,688,055
Hawaii-1.3%
Hawaii, Department of Budget and Finance, Special Purpose Revenue (Hawaiian
Electric Co.)
    5.65%, 10/1/2027 (Insured; MBIA)........................................                         2,000,000      2,096,340
Idaho-.8%
Idaho Building Authority, Building Revenue 4.75%, 9/1/2025 (Insured; MBIA)..                         1,250,000      1,175,125
Illinois-.4%
Cicero, Tax Increment Revenue, Refunding 6.50%, 12/1/2014 ..................                           500,000        564,160
Kentucky-1.6%
Jefferson County, PCR (Louisville Gas and Electric Co. Project) 5.625%, 8/15/2019                    1,300,000      1,342,731
Trimble County, PCR (Louisville Gas and Electric Co.) 7.625%, 11/1/2020.....                         1,000,000      1,096,680

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Louisiana-.3%
West Feliciana Parish, PCR, Refunding (Gulf States Utilities Co. Project)
    8%, 12/1/2024...........................................................                       $   500,000  $     536,780
Maryland-.2%
Maryland Community Development Administration, Department of Housing and
    Community Development Revenue (Single Family Program) 6.75%, 4/1/2026...                           250,000        268,495
Massachusetts-4.5%
Massachusetts Bay Transportation Authority, General Transport System, Refunding
    5.50%, 3/1/2021.........................................................                         3,015,000      3,042,527
Massachusetts Health and Educational Facilities Authority, Revenue:
    (Mt. Auburn Hospital Issue) 6.30%, 8/15/2024 (Insured; MBIA)............                           750,000        829,560
    Refunding, Hallmark Health System 5%, 7/1/2021 (Insured; FSA)...........                         1,600,000      1,552,704
Massachusetts Housing Finance Agency, SFHR 7.125%, 6/1/2025.................                           500,000        536,000
Massachusetts Industrial Finance Agency, Health Care Facility Revenue
    (Metro Health Foundation, Inc. Project) 6.75%, 12/1/2027................                         1,000,000      1,011,810
Michigan-5.5%
Downtown Detroit Development Authority, Tax Increment Revenue
    (Development Area No. 1 Projects) 6.25%, 7/1/2025.......................                         1,000,000      1,073,170
Kalamazoo Hospital Finance Authority, Hospital Facility Revenue, Refunding
    (Burgess Medical Center) 6.25%, 6/1/2014 (Insured; FGIC) ...............                         1,000,000      1,159,840
Lowell Area Schools, Refunding, Zero Coupon, 5/1/2016 (Insured; FGIC).......                         1,675,000        668,191
Michigan Municipal Bond Authority, Revenue (Local Government Loan Program)
    6.125%, 12/1/2018 (Insured; FGIC).......................................                           750,000        823,013
Michigan Public Power Agency, Revenue, Refunding (Belle River Project)
    5%, 1/1/2019 (Insured; FSA).............................................                         5,000,000      4,885,750
Minnesota-1.1%
Lakeville, Independent School District, Capital Appreciation
    Zero Coupon, 2/1/2018 (Insured; FSA)....................................                         4,275,000      1,510,785
Minnesota Housing Finance Agency, SFHR 6.90%, 7/1/2022......................                           240,000        256,464
Mississippi-.7%
Claiborne County, PCR, Refunding (System Energy Resources, Inc.) 7.30%, 5/1/2025                     1,000,000      1,060,450
Missouri-4.2%
Cape Girardeau County Industrial Development Authority, MFHR, Refunding (Cape
LaCroix)
    6.40%, 6/20/2031........................................................                         1,245,000      1,333,196
Missouri Housing Development Commission, SFMR (Homeowner  Loan)
    5.90%, 9/1/2028.........................................................                         5,000,000      5,175,700
Montana-1.0%
Billings, MFHR, Refunding (West Park Village) 5.55%, 12/1/2032..............                         1,620,000      1,636,880

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Nebraska-1.0%
Nebraska Public Power District, Revenue 5.75%, 1/1/2020.....................                        $1,500,000  $   1,546,515
Nevada-.2%
Clark County IDR, Refunding (Nevada Power Co. Project) 7.20%, 10/1/2022.....                           250,000        277,170
New Hampshire-3.8%
New Hampshire Higher Educational and Health Facilities Authority, HR:
    (Androscoggin Valley Hospital) 5.75%, 11/1/2017.........................                         1,525,000      1,589,462
    (Mary Hitchcock Memorial Hospital) 5.75%, 8/15/2023 (Insured; FGIC).....                         3,850,000      4,031,027
New Hampshire Housing Finance Authority 6.85%, 7/1/2014.....................                           250,000        268,187
New Jersey-1.1%
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
    6.70%, 4/1/2016 (Insured; MBIA).........................................                           500,000        541,215
New Jersey Turnpike Authority, Turnpike Revenue, Refunding 6.50%, 1/1/2016..                         1,000,000      1,171,720
New Mexico-2.5%
New Mexico Mortgage Finance Authority, MFHR (Rio Volcan II Apartments Project)
    5.65%, 7/1/2018.........................................................                         2,800,000      2,860,956
Rio Rancho, Water and Wastewater System Revenue 6%, 5/15/2022 (Insured; FSA)                         1,000,000      1,068,010
New York-.4%
New York City Industrial Development Agency, Special Facility Revenue
    (American Airlines Inc., Project) 6.90%, 8/1/2024.......................                           500,000        562,170
North Carolina-4.0%
Charlotte-Mecklenberg Hospital Authorty, Health Care System Revenue
    5.875%, 1/15/2026.......................................................                         1,400,000      1,485,554
Fayetteville Public Works Commission, Revenue, Refunding
    4.75%, 3/1/2014 (Insured; FGIC).........................................                         4,500,000      4,401,270
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
    7%, 1/1/2008............................................................                           250,000        290,807
Ohio-8.4%
Franklin County, HR, Refunding and Improvement (Children's Hospital Project)
    5.75%, 11/1/2020........................................................                         2,000,000      2,105,980
Hamilton County, Hospital Facilities Revenue, Refunding (Bethesda Hospital)
    6.25%, 1/1/2012.........................................................                         1,000,000      1,080,990
Kent City, School District 5.75%, 12/1/2021 (Insured; FGIC).................                         1,500,000      1,596,390
Lorain, Hospital Improvement Revenue, Refunding (Lakeland Community Hospital,
Inc.)
    6.50%, 11/15/2012.......................................................                         1,000,000      1,133,230
Lucas County, Hospital Revenue 5.45%, 8/15/2014 (Insured; MBIA).............                         2,500,000      2,586,325
Ohio Air Quality Development Authority, Revenue (Columbus and Southern Ohio)
    6.375%, 12/1/2020 (Insured; FGIC).......................................                           505,000        556,050

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                         FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Ohio (continued)
Ohio Building Authority (State Facilities-Juvenile Correctional Projects)
    6.60%, 10/1/2014 (Insured; AMBAC).......................................                       $   750,000  $     848,775
Ohio Higher Educational Facility Commission, Revenue (Xavier University)
    5.30%, 5/15/2017 (Insured; MBIA)........................................                         3,000,000      3,058,740
Oklahoma-4.1%
Norman Regional Hospital Authority, HR, Refunding 5.625%, 9/1/2016 (Insured; MBIA)                   1,020,000      1,072,479
Pottawatomie County Development Authority, Water Revenue, Refunding
    (North Deer Creek Reservoir):
      5.80%, 7/1/2015 (Insured; AMBAC)......................................                         1,800,000      1,904,022
      5.90%, 7/1/2026 (Insured; AMBAC)......................................                         3,150,000      3,366,468
Oregon-.7%
Oregon Housing and Community Services Department, SFMR (Mortgage Program)
    6.45%, 7/1/2026.........................................................                         1,000,000      1,070,860
Pennsylvania-18.8%
Lehigh County General Purpose Authority, Revenue (Wiley House) 9.50%, 11/1/2016                      3,000,000      3,297,840
North Wales Water Authority, Revenue, Refunding 5.60%, 11/1/2016 (Insured; FGIC)                     1,000,000      1,042,450
Northhampton County Industrial Development Authority, PCR, Refunding
    (Bethlehem Steel) 7.55%, 6/1/2017.......................................                           250,000        281,430
Pennsylvania, COP 5%, 7/1/2015 (Insured; AMBAC).............................                         5,220,000      5,151,148
Pennsylvania Economic Development Financing Authority, Exempt Facilities
Revenue
    (MacMillan Limited Partnership Project) 7.60%, 12/1/2020................                           500,000        561,320
Pennsylvania Higher Educational Facilities Authority, College and University
Revenue
    (Duquesne University Project):
      6.35%, 1/15/2017 (Insured; MBIA)......................................                           500,000        535,715
      Refunding 5.50%, 9/1/2020 (Insured; MBIA).............................                         1,640,000      1,683,591
Pennsylvania Housing Finance Agency, Single Family Mortgage 6.75%, 4/1/2016.                         2,700,000      2,914,299
Pennsylvania Industrial Development Authority, EDR, Refunding
    5.50%, 1/1/2014 (Insured; AMBAC)........................................                         1,000,000      1,038,620
Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue
    5.50%, 12/1/2012 (Insured; AMBAC).......................................                         1,500,000      1,574,265
Philadelphia, Water and Wastewater Revenue, Refunding
    5.75%, 6/15/2013 (Insured; MBIA)........................................                         1,405,000      1,505,640
Philadelphia Hospitals and Higher Education Facilities Authority, HR,
Refunding
    (Children's Hospital of Philadelphia) 5%, 2/15/2021.....................                         2,000,000      1,933,680
Potter County Hospital Authority, Revenue, Refunding (Charles Cole Memorial Hospital)
    5.95%, 8/1/2016.........................................................                         1,200,000      1,282,356
Pottstown Borough Authority, Sewer Revenue, Refunding
    5.50%, 11/1/2021 (Insured; AMBAC).......................................                         2,000,000      2,059,620

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                             FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                 _____________  _____________
Pennsylvania (continued)
Washington County Industrial Development Authority, PCR (West Penn Power Co.)
    6.05%, 4/1/2014 (Insured; AMBAC)........................................                        $2,500,000  $   2,726,350
West Mifflin Sanitary Sewer Municipal Authority, Sewer Revenue
    5.80%, 8/1/2026 (Insured; FGIC).........................................                         1,525,000      1,614,457
Rhode Island-.1%
Rhode Island Housing and Mortgage Finance Corp. (Homeownership Opportunity)
    6.50%, 4/1/2027.........................................................                           200,000        211,376
South Carolina-3.1%
Greenville Hospital System, Hospital Facilities Revenue, Refunding 5.50%, 5/1/2016                   2,000,000      2,042,600
Pickens and Richland Counties, Hospital Facilities Revenue (Baptist Hospital)
    5.75%, 8/1/2021 (Insured; AMBAC)........................................                         2,645,000      2,719,245
Tennessee-1.6%
Maury County Industrial Development Board, PCR, Refunding (Saturn Corp.
Project)
    6.50%, 9/1/2024 (Guaranteed; General Motors Corp.)......................                         1,000,000      1,101,100
Sullivan County Industrial Board, Revenue, Refunding 6.35%, 7/20/2027.......                         1,000,000      1,068,200
Tennessee Housing Development Agency, Mortgage Finance 6.90%, 7/1/2025......                           250,000        268,567
Texas-2.0%
Alliance Airport Authority, Special Facilities Revenue
    (American Airlines Inc., Project) 7.50%, 12/1/2029......................                           500,000        545,420
Bexar County Health Facilities Development Corp., HR, Refunding
    (Baptist Memorial Hospital Systems Project) 6.90%, 8/15/2014 (Insured; MBIA)                       750,000        871,973
Mesquite, Health Facilities Development, Refunding (Christian Retirement
Facility)
    6.40%, 2/15/2020........................................................                         1,500,000      1,613,415
Virginia-.6%
Augusta County Service Authority, Water and Sewer Revenue
    5%, 11/1/2024 (Insured; MBIA)...........................................                         1,000,000        974,060
Washington-3.3%
King County, School District 5.375%, 12/1/2013..............................                         1,905,000      1,954,035
Seatac, Local Option Transportation, Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                      500,000        559,845
Tacoma, Conservation Systems Project Revenue (Tacoma Public Utilities
Division)
    6.60%, 1/1/2015.........................................................                         1,000,000      1,105,100
Washington, Public Power Supply System, Nuclear Project #2, Revenue,
Refunding:
    6.25%, 7/1/2012 (Prerefunded 7/1/2002) (a)..............................                         1,120,000      1,231,048
    6.25%, 7/1/2012.........................................................                           315,000        341,964
West Virginia-3.5%
Braxton County, SWDR (Weyerhauser Co., Project) 6.50%, 4/1/2025.............                         1,000,000      1,097,030
Ohio County, Board of Education, Refunding 5.125%, 6/1/2018.................                           750,000        737,415

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
West Virginia (continued)
Parkersburg, Waterworks and Sewer System Revenue, Refunding 5.80%, 9/1/2019
    (Insured; FSA)..........................................................                       $   500,000  $     532,810
Pleasants County, PCR (West Penn Power Co.) 6.15%, 5/1/2015 (Insured; AMBAC)                         1,000,000      1,096,580
West Virginia, University Revenues (Athletic Project) 5%, 5/1/2027 (Insured; AMBAC)                  2,075,000      2,028,126
Wyoming-.1%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                           200,000        223,962
U.S. Related-2.0%
Commonwealth of Puerto Rico 5.40%, 7/1/2025 (Insured; MBIA).................                         1,000,000      1,028,670
Commonwealth of Puerto Rico Highway and Transportation Authority, Highway Revenue
    Refunding 5.50%, 7/1/2019...............................................                         2,000,000      2,039,760
                                                                                                                _____________


TOTAL INVESTMENTS (cost $149,091,635).......................................                                     $155,154,825
                                                                                                                =============


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                     Insurance Corporation
EDR           Economic Development Revenue                       MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFHR    Single Family Housing Revenue
HR            Hospital Revenue                                   SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue
Summary of Combined Ratings
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             _______                        ________________            _________________
AAA                                Aaa                            AAA                               61.9%
AA                                 Aa                             AA                                20.5
A                                  A                              A                                 10.4
BBB                                Baa                            BBB                                3.8
BB                                 Ba                             BB                                  .3
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      3.1
                                                                                                  ______
                                                                                                   100.0%
                                                                                                  ======


Notes to Statement of Investments:
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Non-income producing security; interest payments in default.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                              FEBRUARY 28, 1998 (UNAUDITED)
                                                                                              Cost           Value
                                                                                                 ______________    ______________
ASSETS:                          Investments in securities-See Statement of Investments            $149,091,635      $155,154,825
                                 Cash.......................................                                              639,980
                                 Receivable for investment securities sold..                                            2,887,666
                                 Interest receivable........................                                            2,209,681
                                 Prepaid expenses...........................                                               57,617
                                                                                                                   ______________

                                                                                                                      160,949,769
                                                                                                                   ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             25,939
                                 Payable for investment securities purchased                                            6,067,673
                                 Payable for share of Common Stock redeemed.                                                   15
                                 Accrued expenses and other liabilities.....                                               32,689
                                                                                                                   ______________

                                                                                                                        6,126,316
                                                                                                                   ______________
NET ASSETS..................................................................                                         $154,823,453
                                                                                                                   ==============
REPRESENTED BY:                  Paid-in capital............................                                         $148,206,887
                                 Accumulated undistributed investment income-net21,373
                                 Accumulated net realized gain (loss) on investments                                      532,003
                                 Accumulated net unrealized appreciation (depreciation)
                                    on investments-Note 4.......................                                        6,063,190
                                                                                                                   ______________
NET ASSETS..................................................................                                         $154,823,453
                                                                                                                   ==============
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized).............                                           11,211,082
NET ASSET VALUE, offering and redemption price per share....................                                               $13.81
                                                                                                                           =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income......................                                            $3,646,857
EXPENSES:                        Management fee-Note 3(a).............                    $   399,940
                                 Shareholder servicing costs-Note 3(b)                         61,896
                                 Registration fees....................                         32,486
                                 Auditing fees........................                         14,609
                                 Custodian fees.......................                          7,846
                                 Prospectus and shareholders' reports.                          2,190
                                 Directors' fees and expenses-Note 3(c)                         1,291
                                 Legal fees...........................                          1,061
                                 Loan commitment fees-Note 2..........                            304
                                 Miscellaneous........................                         12,291
                                                                                         ____________
                                       Total Expenses.................                        533,914
                                 Less-reduction in management fee due to
                                     undertakings-Note 3(a)...........                                              (233,655)
                                                                                                                ____________
                                       Net Expenses...................                                               300,259
                                                                                                                 ___________
INVESTMENT INCOME-NET.................................................                                             3,346,598
REALIZED ANDUNREALIZEDGAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                  $   795,380
                                 Net unrealized appreciation (depreciation)
                                     on investments...................                      2,860,090
                                                                                         ____________
NETREALIZEDANDUNREALIZEDGAIN(LOSS)ONINVESTMENTS.......................                                             3,655,470
                                                                                                                 ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                            $7,002,068
                                                                                                                 ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Six Months Ended
                                                                                           February 28, 1998    Year Ended
                                                                                              (Unaudited)     August 31, 1997
                                                                                            _________________  _______________
OPERATIONS:
    Investment income-net.............................................                        $     3,346,598   $    4,546,181
    Net realized gain (loss) on investments...........................                                795,380        1,668,646
    Net unrealized appreciation (depreciation) on investments.........                              2,860,090        2,419,736
                                                                                              _______________   ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                              7,002,068        8,634,563
                                                                                              _______________   ______________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                             (3,356,719)      (4,523,738)
    Net realized gain on investments..................................                             (1,850,141)        (456,720)
                                                                                              _______________   ______________
      Total Dividends.................................................                             (5,206,860)      (4,980,458)
                                                                                              _______________   ______________
CAPITALSTOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                             78,287,481      135,673,647
    Dividends reinvested..............................................                              3,628,972        3,273,233
    Cost of shares redeemed...........................................                            (43,156,703)     (84,781,047)
                                                                                              _______________   ______________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                            38,759,750       54,165,833
                                                                                              _______________   ______________
          Total Increase (Decrease) in Net Assets.....................                             40,554,958       57,819,938
NET ASSETS:
    Beginning of Period...............................................                            114,268,495       56,448,557
                                                                                              _______________   ______________
    End of Period.....................................................                           $154,823,453     $114,268,495
                                                                                              ===============   ==============
Undistributed investment income-net...................................                       $         21,373     $     31,494
                                                                                              _______________   ______________
                                                                                                   Shares             Shares
                                                                                              _______________   ______________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                              5,680,624       10,125,714
    Shares issued for dividends reinvested............................                                264,167          244,917
    Shares redeemed...................................................                             (3,133,604)      (6,302,195)
                                                                                              _______________   ______________

      Net Increase (Decrease) in Shares Outstanding...................                              2,811,187        4,068,436
                                                                                              ===============   ==============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                             Six Months Ended
                                                             February 28, 1998            Year Ended August 31,
                                                                               ________________________________________
PER SHARE DATA:                                                 (Unaudited)     1997        1996       1995      1994(1)
                                                                 _________     ______      ______     ______     ______
    Net asset value, beginning of period...............           $13.60       $13.03      $13.01     $12.76     $12.50
                                                                  ______       ______      ______     ______     ______
    Investment Operations:
    Investment income-net..............................              .34          .74         .73        .76        .19
    Net realized and unrealized gain (loss) on investments           .40          .66         .06        .25        .26
                                                                  ______       ______      ______     ______     ______
    Total from Investment Operations...................              .74         1.40         .79       1.01        .45
                                                                  ______       ______      ______     ______     ______
    Distributions:
    Dividends from investment income-net...............             (.34)        (.74)       (.72)      (.76)      (.19)
    Dividends from net realized gain on investments....             (.19)        (.09)       (.05)        .-         .-
                                                                  ______       ______      ______     ______     ______
    Total Distributions................................             (.53)        (.83)       (.77)      (.76)      (.19)
                                                                  ______       ______      ______     ______     ______
    Net asset value, end of period.....................           $13.81       $13.60      $13.03     $13.01     $12.76
                                                                  ======       ======      ======     ======     ======
TOTAL INVESTMENT RETURN................................            11.19%(2)    11.03%       6.17%      8.30%      4.13%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets............              .45%(2)      .26%        .39%       .20%        .-
    Ratio of net investment income to average net assets            5.02%(2)     5.50%       5.52%      5.99%      6.03%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...............              .35%(2)      .58%        .52%       .77%      2.06%(2)
    Portfolio Turnover Rate............................            12.22%(3)   101.27%      59.23%     58.91%      8.82%(3)
    Net Assets, end of period (000's omitted)..........         $154,823     $114,268     $56,449    $42,913    $15,334

(1) From May 6, 1994 (commencement of operations) to August 31, 1994.
(2) Annualized.
(3) Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus BASIC Municipal Bond Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc.
    (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
    .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has currently undertaken from September 1, 1997 through June 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $233,655 during the period ended February 28, 1998.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 28, 1998, the Fund was charged $45,572 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended February 28, 1998, the Fund was charged $12,215 purusant to the transfer agency agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 1998 amounted to $61,794,285 and $15,834,856, respectively.
    At February 28, 1998, accumulated net unrealized appreciation on investments was $6,063,190, consisting of $6,209,600 gross unrealized appreciation and $146,410 gross unrealized depreciation.
    At February 28, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS BASIC MUNICIPAL
BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            125SA982
Registration Mark
[Dreyfus logo]
BASIC Municipal
Bond Portfolio
Semi-Annual
Report

February 28, 1998